MERRILL LYNCH UTILITY INCOME FUND, INC.
                        Supplement Dated March 31, 2000
                       to Prospectus Dated December 8, 1999

     On March 31, 2000, the Board of Directors of Merrill Lynch Utility Income Fund, Inc. (the "Fund") approved, subject to shareholder and regulatory approvals, a reorganization pursuant to which the assets and liabilities of the Fund will be acquired by Merrill Lynch Global Utility Fund, Inc. ("Global Utility Fund") in exchange for newly issued shares of Global Utility Fund. Shareholders of the Fund will receive shares of Global Utility Fund with the same value, and of the same class, as the shares of the Fund held immediately prior to the reorganization. While the Fund's investment objective is to seek high current income through investment of at least 65% of its total assets in equity and debt securities issued by companies that management of the Fund believes are primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water ("Utility Companies"), the investment objective of Global Utility Fund is to seek both capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign Utility Companies. Global Utility Fund does not focus on high-dividend utility stocks. The Fund will deregister as an investment company and dissolve under state law after the reorganization takes place. A special shareholders meeting will be called to consider these matters. Before this meeting, shareholders will receive additional information about these matters and a proxy asking for their votes.

Code #  16855-1299 ALL